NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated April 9, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following is added to the “U.S. Stocks” section of Appendix B on page 73 of the Prospectus:
NATIONWIDE GQG US QUALITY EQUITY FUND invests at least 80% of its net assets in equity securities of U.S issuers. Under normal circumstances, the Fund invests primarily in common stocks of large-cap companies, i.e., those with market capitalizations similar to those of companies included in the S&P 500 Index. Some of these companies may be located in both developed and emerging market countries. The Fund’s subadviser seeks to capture market inefficiencies that may lead investors to underappreciate the compounding potential of quality, growing companies, by generating investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Fund’s subadviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. In order to identify this subset of companies, the generated investment ideas are then subject to rigorous fundamental analysis as the Fund’s subadviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the Fund’s subadviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. Subject to the Fund’s subadviser's criteria for quality, many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices.

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